Exhibit 10.3

                             SUBSCRIPTION AGREEMENT
                                 ORDINARY SHARES
                                 TNCI UK Limited

                                February 12, 2002

TO:  TNCI UK LIMITED
     The Mill
     Lodge Lane
     Derby DE1 3HB
     England
     Tel: 44(0) 1332 202 172
     Fax: 44(0) 1332 202 173
     Attention: Stephen J. Ollier, Managing Director

Gentlemen:

     1. SUBSCRIPTION. The investor named below hereby agrees to subscribe for 21,112,470 ordinary shares of 0.01p each ("Ordinary Shares") in the capital of TNCI UK Limited, a company incorporated under the laws of England and Wales (the "Company"), at a price per Ordinary Share of $0.0758. The number of Ordinary Shares subscribed for shall equal 51% of the Company's outstanding share capital, which shall consist of actual shares outstanding and employee stock options and warrants. The aggregate consideration payable for the subscription shall be $1,600,000. Payment of the subscription price shall be made on signing of this Agreement and shall consist of $1,000,000 by wire of immediately available funds pursuant to the instructions attached hereto as Exhibit "B" and a $600,000 note payable within 90 days after the date hereof (the "Note"). The form of Note is attached hereto as Exhibit "A".

     2. ADDITIONAL TERMS. Investor acknowledges and understands that: (i) as consideration for its services in connection with this transaction, Global Technologies, Ltd., a Delaware corporation ("Global"), shall receive warrants exercisable for 2,069,850 Ordinary Shares (representing 5% of the Company's outstanding share capital) and a grant of the exclusive distributorship with respect to any of the Company's products or technologies for the rail industry for the United States of America; and (ii) as consideration for its services in connection with this transaction, the Company shall enter into a two-year management and consulting agreement with Ocean Castle Partners LLC, which such agreement shall provide for payment of $33,000 per month.

     3. CONDITIONS. It shall be a condition to investor's obligation to fund the purchase price:

       (i) That Global shall have converted its debt position to equity, except for $48,000 in advances that Company shall repay to Global in 12 monthly instalments beginning with the month in which funds are received by the Company pursuant hereto and then continuing for the next 11 months on the first day thereof.

       (ii) That Global shall have provided a letter to the Company pursuant to which Global waives any preferential rights that it may have in connection with its Preference Shares until such time as the Company has sufficient authorized Ordinary Shares to allow for the conversion by Global of its Preference Shares to Ordinary Shares, and that at such time, Global shall direct that its Preference Shares be so converted.

       (iii) That the investor shall have the right to designate a majority of the directors of the Company's board.

     4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. By executing this Subscription Agreement, the investor signatory hereto represents and warrants to Company that such investor has the full right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder; and that this Agreement has been duly authorized, executed and delivered by the investor and constitutes the legal, valid and binding obligation thereof, enforceable against the investor in accordance with its terms.

     5. REPRESENTATIONS AND WARRANTIES OF COMPANY. By executing this Subscription Agreement, Company represents and warrants that Company has the full right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder; that this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms; and that the Ordinary Shares being issued pursuant to this Agreement, and any Ordinary Shares issued upon exercise of any warrants subscribed for pursuant to the terms hereof, are duly authorized, validly issued and fully paid. In addition, the Company hereby represents and warrants that at such time as the Company's Ordinary Shares become publicly tradable in the United Kingdom, any and all restrictions on transfer of Ordinary Shares contained in the Company's organization documents shall be of no further force or effect.

     6. MISCELLANEOUS.

          (a) BINDING AND BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

          (b) INDULGENCES, ETC. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (c) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the England and Wales.

          (d) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          (e) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) PARAGRAPH HEADINGS. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) GENDER, ETC. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) NON-ASSIGNMENT. The investor agrees not to assign, charge or otherwise deal with this Agreement in any way without the prior written consent of the Company.




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
                                 TNCI UK LIMITED
                COUNTERPART SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     Investor, desiring to subscribe for Ordinary Shares of the Company, by executing this Signature Page hereby accepts, adopts and agrees to all terms, conditions and representations of the foregoing Subscription Agreement and agrees to subscribe for the number of Ordinary Shares stated below.

Number of Ordinary Shares subscribed for: 21,112,470, constituting 51% of the outstanding share capital of the Company, including employee stock options.

Investor shall transfer via wire transfer of immediately available funds to an account designated by the Company: $1,000,000. In addition, investor shall execute and deliver to Company the Note.

Dated: February 12, 2002



SIGNATURE BELOW:
Individuals:

------------------------------------         -----------------------------------
(Investor's Signature)                       (Print Investor's Name

Entities:

ROYAL HILL COMPANY, a BVI company
(Name of Entity)

/s/ Mark Weinberg
------------------------------------         M. Weinberg
(Signature of Authorized Signatory           (Print Authorized Signatory's Name)
for Entity)

                                             President
                                             (Authorized Signatory's Title)


Principal Address:                           Mailing Address, if different from
                                             Principal Address:

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

                                   ACCEPTANCE

     This Subscription for Ordinary Shares of TNCI UK Limited is hereby accepted by TNCI UK Limited.


DATED:  February 12, 2002.




                                             TNCI UK Limited


                                             By: /s/ Stephen J. Ollier
                                                 -------------------------------
                                                      Authorized Signatory

                                    EXHIBIT A

                                 PROMISSORY NOTE


Principal Sum: $600,000                             Dated: February 12, 2002

Holder:  TNCI UK Limited
Address: The Mill
         Lodge Lane
         Derby, DE1 3HB
         England
         Attention: Managing Director


     ROYAL HILL COMPANY, a company incorporated under the laws of the British Virgin Islands (the "Company"), hereby promises to pay the Principal Sum to the order of Holder, its successors or permitted assigns, on the date (the "Maturity Date"), which is the earlier of (i) the date that is 90 days from the date hereof or (ii) the date on which Holder gives an Acceleration Declaration (as defined below). This Note shall not bear interest prior to the Maturity Date. This Note shall accrue interest after the Maturity Date at the rate of 18% per annum (or, if less, the highest rate permitted by law) ("Default Interest"). Payment shall be made to Holder in immediately available funds at the address set forth above or by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Exhibit "A".

     The Company may at any time prepay the outstanding principal balance represented by this Note, in whole. Any such prepayment shall be by wire transfer of immediately available funds in accordance with the wire instructions provided by Holder that are attached hereto as Exhibit "A", together with written notice to Holder advising it of such prepayment.

     An "event of default" with respect to this Note shall exist if any of the following shall occur:

     (i) The Company shall breach or fail to comply with any material provision of this Note and such breach or failure to comply shall continue for two days after written notice by Holder to the Company for a monetary default, and five days after written notice by Holder to the Company for a non-monetary default.

     (ii) A receiver, liquidator or trustee of the Company or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 30 days; or the Company shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company shall be sequestered by court order and such order shall remain in effect for more than 30 days; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 30 days after such filing.

     (iii) The Company shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

     (iv) The Company shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Company, or of all or any substantial part of its properties.

     If an event of default referred to above shall occur, the Holder may at any time thereafter, in addition to Holder's other remedies, by written notice to the Company (an "Acceleration Declaration"), declare the principal amount of this Note, plus any Default Interest and any other amounts due hereunder to be due and payable immediately.

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given by delivery in person, by facsimile, recognized overnight courier, e-mail, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (i) if to the Holder, to such address, e-mail address or facsimile number as is set forth in the heading hereof or as the Holder shall furnish to the Company in accordance with this paragraph, and (ii) if to the Company, to it at its headquarters office, e-mail address or facsimile number as set forth below, or to such other address as the Company shall furnish to the Holder in accordance with this paragraph. Delivery in person shall be deemed received by the intended recipient thereof upon delivery, by recognized overnight courier two days after receipt by such courier, by e-mail upon actual receipt, by registered or certified mail five days after posted, and by fax at the time indicated for delivery by a facsimile transmission confirmation sheet produced by the facsimile machine that originated the facsimile transmission.

     This Note shall be governed and construed in accordance with the laws of England and Wales applicable to agreements made and to be performed entirely within such jurisdiction. The courts in London, England shall have exclusive jurisdiction over this instrument and the enforcement hereof.

     The Company waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

     If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

     The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

     The Holder of this Note shall be entitled to recover its legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

     This Note may be changed, terminated or otherwise modified only in writing executed by the party against whom such modification is sought to be enforced.

     Any notices required hereunder to the Company shall be sent, e-mailed or faxed to the Company's principal business address at:


             ----------------------------------


             ----------------------------------


             ----------------------------------


             ----------------------------------


             Fax No.
                     --------------------------

             e-mail
                     --------------------------





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
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date first above written.


ROYAL HILL COMPANY


By: /s/ Mark Weinberg
    ---------------------------------
Name: Mark Weinberg
Title: President

                                    EXHIBIT A


                            -------------------------


                                WIRE INSTRUCTIONS


BANK OF SCOTLAND
15 QUEEN STREET
NOTTINGHAM, NG1 2BL
ENGLAND

SORT CODE 12-09-26
ACCOUNT NO.: 07804USD01
BENEFICIARY: TNCI UK LTD

                                    EXHIBIT B


BANK OF SCOTLAND
15 QUEEN STREET
NOTTINGHAM, NG1 2BL
ENGLAND

SORT CODE 12-09-26
ACCOUNT NO.: 07804USD01
BENEFICIARY: TNCI UK LTD